1933 Act File No. 33-58846
                                                      1940 Act File No. 811-7538



                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]
                       POST-EFFECTIVE AMENDMENT NO. 22                       [X]

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT [X]
                                     OF 1940
                              AMENDMENT NO. 22                               [X]



                          LORD ABBETT SECURITIES TRUST
                Exact Name of Registrant as Specified in Charter


                     767 Fifth Avenue, New York, N.Y. 10153
                      Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800


                         Thomas F. Konop, Vice President
                     767 Fifth Avenue, New York, N.Y. 10153
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

         immediately on filing pursuant to paragraph (b) of Rule 485

  X       on June 30, 1998 pursuant to paragraph (b) of Rule 485

          60 days after filing pursuant to paragraph (a) of Rule 485 on (date) pursuant to paragraph (a) (i) of Rule 485

          75 days after filing pursuant to paragraph (a) (ii) of Rule 485 on (date) pursuant to paragraph (a) (ii) of Rule 485

If appropriate, check the following box:

          this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                          LORD ABBETT SECURITIES TRUST
                                      N-1A
                               Cross Reference Sheet
                         Post-Effective Amendment No.22

                                Explanatory Note

This Post-Effective Amendment No. 22 (the "Amendment") to the Registrant's Registration Statement relates only to Class Y shares of Lord Abbett Securities Trust - International Series.

The other Series and classes of shares of the Registrant are listed below and are offered by the Prospectuses and Statements of Additional Information in Parts A and B, respectively, of the Post-Effective Amendments to the Registrant's Registration Statements as identified. The following are separate series and classes of shares of the Registrant. This Amendment does not relate to, amend or otherwise affect the Prospectuses and Statements of Additional Information contained in the prior Post-Effective Amendments listed below, and pursuant to Rule 485(d) under the Securities Act of 1933, does not affect the effectiveness of such Post-Effective Amendments.

                                 POST-EFFECTIVE
                                  AMENDMENT NO.
Growth & Income Series - Class A, B & C;
International Series - A, B & C; and
World Bond-Debenture Series - A, B & C                     20 and 21

Alpha Series - A, B & C                                    17



Form N-1A                              Location In Prospectus or
Item No.                               Statement of Additional Information

1                                      Cover Page
2                                      Fee Table
3                                      Financial Highlights
4 (a) (i)                              Cover Page
4 (a) (ii)I                            Investment Objectives
4 (b) (c)                              How We Invest
5 (a) (b) (c)                          Our Management; Last Page
5 (d)                                  N/A
5 (e)                                  Our Management
5 (f)                                  Our Management
5 (g)                                  Purchases
6 (a)                                  Cover Page
6 (b)  (c) (d)                         N/A
6 (e)                                  Cover Page; Purchases
6 (f)  (g)                             Dividends, Capital Gains
                                       Distributions and Taxes
6 (h)                                  Purchases
7 (a)                                  Back Cover Page

Form N-1A                              Location in Prospectus or
Item No.                               Statement of Additional Information

7 (b) (c) (d)                          Purchases
8 (a)  (b) (c) (d)                     Redemptions,
                                       Purchases, and Shareholder Services
9                                      N/A
10                                     Cover Page
11                                     Cover Page -- Table of Contents
12                                     N/A
13 (a)  (b) (c) (d)                    Investment Policies

14                                     Directors (Trustees) and Officers
15 (a)  (b) (c)                        Directors (Trustees) and Officers
16 (a) (i)                             Investment Advisory and Other
                                       Services
16 (a) (ii)                            Trustees and Officers
16 (a) (iii)                           Investment Advisory and Other
                                       Services
16 (b)                                 Investment Advisory and Other Services
16 (c)  (d) (e) (g)                    N/A
16 (f)                                 Purchases, Redemptions and Shareholder
                                       Services
16 (h)                                 Investment Advisory and Other Services
16 (i)                                 N/A
17 (a)                                 Portfolio Transactions
17 (b)                                 N/A
17 (c)                                 Portfolio Transactions
17 (d) (e)                             N/A
18 (a)                                 Cover Page
18 (b)                                 N/A
19 (a) (b)                             Purchases;   Redemptions  and
                                       Shareholder  Services;
                                       Notes  to  Financial Statements
19 (c)                                 N/A
20                                     Taxes
21 (a)                                 Purchases, Redemptions and Shareholder
                                       Services
21 (b) (c)                             N/A
22                                     N/A
22 (b)                                 Past Performance
23                                     Financial Statements; Supplementary
                                       Financial Information

LORD ABBETT

--------------
Prospectus `98
--------------
June 30, 1998
--------------
      Application Inside


LORD ABBETT
AFFILIATED FUND, INC.
CLASS Y SHARES


LORD ABBETT
RESEARCH FUND, INC.
SMALL-CAP SERIES -- CLASS Y SHARES


LORD ABBETT
SECURITIES TRUST
INTERNATIONAL SERIES -- CLASS Y SHARES


LORD ABBETT
BOND-DEBENTURE FUND, INC.
CLASS Y SHARES


[LOGO] LORD, ABBETT & CO.
       Investment Management
A Tradition of Performance Through Disciplined Investing

LORD ABBETT AFFILIATED FUND, INC.
LORD ABBETT RESEARCH FUND, INC.
LORD ABBETT SECURITIES TRUST
LORD ABBETT BOND-DEBENTURE FUND, INC.
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
800-426-1130

================================================================================

Lord Abbett Affiliated Fund, Inc., ("Affiliated Fund"), Lord Abbett Research Fund, Inc. --Small-Cap Series, ("Small-Cap Series"), Lord Abbett Securities Trust -- International Series, ("International Series") and Lord Abbett Bond-Debenture Fund, Inc., ("Bond-Debenture Fund"), collectively (the "Funds") individually ("we" or the "Fund") are mutual funds each offering four or five classes of shares which provide investors with different purchasing options. Only Class Y shares of each Fund are offered by this Prospectus. See "Purchases" for a description of this Class of shares.

      The Affiliated Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value; the Small-Cap Series' is to seek long-term capital appreciation; the International Series' is to seek long-term capital appreciation; and the Bond-Debenture Fund's is high current income and the opportunity for capital appreciation to produce a high total return. There can be no assurance that any Fund will achieve its objective.

      This Prospectus sets forth concisely the information about each Fund that a prospective investor should know before investing. Additional information about each Fund has been filed with the Securities and Exchange Commission ("SEC"), is incorporated by reference into this Prospectus, and may be obtained, without charge, by writing to or by calling the Funds at 800-874-3733 and asking for "Part B of the Prospectus -- the Statement of Additional Information."

      The date of this Prospectus, and the date of the Statement of Additional Information, is June 30, 1998.

The Small-Cap Series closed to new investors on April 9, 1998. Purchases may continue by shareholders with existing accounts and participants in Retirement Plans which currently offer the Series as an option. Call 800-874-3733 for more information.

PROSPECTUS - CLASS Y SHARES

Investors should read and retain this Prospectus. Shareholder inquiries should be made in writing to the Funds or by calling 800-821-5129. You can also make inquiries through your broker-dealer. Shares of each Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in a Fund involves risks, including the possible loss of principal.

================================================================================

CONTENTS                         PAGE

  1  Investment Objectives         2

  2  Fee Table                     2

  3  Financial Highlights          3

  4  How We Invest                 5

  5  Purchases                    14

  6  Shareholder Services         15

  7  Our Management               15

  8  Dividends, Capital Gains
     Distributions and Taxes      17

  9  Redemptions                  17

 10  Performance                  18

================================================================================

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1 INVESTMENT OBJECTIVES
  ==============================================================================

      The investment objective of the Affiliated Fund is long-term growth of capital and income without excessive fluctuations in market value. The investment objective of the Small-Cap Series is long-term capital appreciation. The investment objective of the International Series is long-term capital appreciation. The investment objective of the Bond-Debenture Fund is high current income and the opportunity for capital appreciation to produce a high total return.

2 FEE TABLE
  ==============================================================================

      A summary of the expenses of each Fund is set forth in the table below. Actual expenses may be more or less than those shown.

--------------------------------------------------------------------------------
Class Y Shares                            Affiliated   Small-Cap   International
                                             Fund       Series        Series
--------------------------------------------------------------------------------
Shareholder Transaction Expenses
(as a percentage of offering price)
Maximum Sales Charge on Purchases
(See "Purchases")                           None        None          None
Deferred Sales Charge (See "Purchases")     None        None          None
--------------------------------------------------------------------------------
Annual Fund Operating Expenses(1)
(as a percentage of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Our Management")      .32%        .75%          .75%
12b-1 Fees (See "Purchases")                None        None          None
Other Expenses (See "Our Management")       .08%        .11%          .43%
Total Operating Expenses                    .40%        .86%         1.18%
--------------------------------------------------------------------------------

Example: Assume each Funds' annual return is 5% and there is no change in the level of expenses described above. For a $1,000 investment, with reinvestment of all dividends and distributions, you would pay the following total expenses, assuming redemption on the last day of each period indicated.

Class Y Shares          1 Year    3 Years   5 years  10 years
--------------          ------    -------   -------  --------
Affiliated Fund           $4        $13       $22       $51

Small-Cap Series          $9        $27       $48      $106

International Series     $12        $37       $65      $143

Example: You would pay the following expenses or the same investment, assuming no redemption.

Class Y Shares          1 Year    3 Years   5 years  10 years
--------------          ------    -------   -------  --------
Affiliated Fund           $4        $13       $22       $51

Small-Cap Series          $9        $27       $48      $106

International Series     $12        $37       $65      $143


(1) For Class Y shares, the annual operating expenses shown in the summary have been restated from each Fund's fiscal-year-end amounts to reflect current fees.

The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment in each Fund.

3 FINANCIAL HIGHLIGHTS
  ==============================================================================

      The following financial highlights are unaudited except for Affiliated Fund which has been audited by Deloitte & Touche LLP, independent accountants, whose report thereon is incorporated by reference into the Statement of Additional Information and may be obtained on request by calling 800-874-3733.

AFFILIATED FUND                                                Class Y Shares

                                                               For the Period
                                                              March 27, 1998(a)
Per Share Operating                                                  to
Performance:                                                   April 30, 1998
-------------------------------------------------------------------------------
Net asset value, beginning of period                                $15.44
Income from investment operations
Net investment income                                                 .016
Net realized and unrealized
gain on investments                                                   .014
Total from investment operations                                       .03
-------------------------------------------------------------------------------
Net asset value, end of period                                      $15.47
Total Return(b)                                                        .19%
-------------------------------------------------------------------------------
Ratios to Average Net Assets(b) :
Expenses                                                              0.04%
Net investment income                                                 0.11%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
SMALL-CAP SERIES                                               Class Y Shares

                                                               For the Period
                                                            December 30, 1997(a)
Per Share Operating                                                  to
Performance:                                                    May 31, 1998
                                                                 (unaudited)
-------------------------------------------------------------------------------
Net asset value, beginning of period                                $16.34
Income from investment operations
Net investment income                                                  .00
Net realized and unrealized
gain on securities                                                    1.06
Total from investment operations                                      1.06
-------------------------------------------------------------------------------
Net asset value, end of period                                      $17.40
-------------------------------------------------------------------------------
Total Return(b)                                                       6.49%
-------------------------------------------------------------------------------
Ratios/Supplemental Data:
Ratios to Average Net Assets(b) :
Expenses                                                               .36%
Net investment income                                                  .00%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Supplemental Data:                      Affiliated Fund    Small-Cap Series
                                                               (unaudited)
Net assets, end of year (000)             $8,991,127           $657,889
Portfolio turnover rate                     29.93%              25.58%
Average commissions per share
paid on equity transactions                  $.060               $.058
-------------------------------------------------------------------------------

(a) Commencement of Operations.
(b) Not annualized.

INTERNATIONAL  SERIES                                          Class Y Shares
                                                               For the Period
                                                            December 30, 1997(a)
Per Share Operating                                                  to
Performance:                                                   April 30, 1998
                                                                (unaudited)
-------------------------------------------------------------------------------
Net asset value, beginning of period                                $11.28
Income from investment operations
Net investment income                                                  .09
Net realized and unrealized
gain on securities                                                    3.23
Total from investment operations                                      3.32
-------------------------------------------------------------------------------
Net asset value, end of period                                      $14.60
Total Return(b)                                                      29.43%
-------------------------------------------------------------------------------
Ratios/Supplemental Data:
Ratios to Average Net Assets(b):
Expenses                                                              .33%
Net investment income                                                 .60%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Supplemental Data:                    International Series
                                           (unaudited)
Net assets, end of year (000)                $90,153
Portfolio turnover rate                        11.14%
Average commissions per share
paid on equity transactions                    $.015
-------------------------------------------------------------------------------

(a) Commencement of Operations.
(b) Not annualized.


BOND DEBENTURE FUND

Bond Debenture Fund's 1998 Semi-Annual Report to shareholders, including its financial highlights section, when filed with the SEC, is hereby incorporated by reference into this Prospectus.

4 HOW WE INVEST
  ==============================================================================

The Affiliated Fund. We believe that investors purchase and redeem shares to meet long-term financial objectives rather than to take advantage of price fluctuations, and that these requirements will best be met by an investment seeking capital appreciation with less fluctuations in market value than the Standard & Poor's 500 Stock Index. For this reason, the Affiliated Fund tries to keep its assets invested in securities which are selling at reasonable prices and, therefore, is willing to forgo some opportunities for gains when, in managements judgment, they carry excessive risk.

      We try to anticipate major changes in the economy and select stocks which we believe will benefit most from these changes. We also look for positive change within market sectors, industries and individual companies.

      Normally we invest in large, seasoned companies, in sound financial condition, issuing common stocks (including securities convertible into common stocks) which are expected to perform above average with respect to earnings and price appreciation. Although the prices of common stocks fluctuate and their dividends vary, historically, common stocks have appreciated in value and their dividends have increased when the companies they represent have prospered and grown.

      We constantly balance the opportunity for profit against the risk of loss. In the past, very few industries have continuously provided the best investment opportunities. We believe it is important to take a flexible approach and adjust the portfolio to reflect changes in the opportunities for sound investment relative to the risks assumed. Therefore, we sell securities that we judge to be overpriced and reinvest the proceeds in other securities which we believe offer better value.

      For income and flexibility, we may (a) write covered call options traded on a national securities exchange with respect to securities in our portfolio,
(b) invest up to 10% of our net assets (at the time of investment) in foreign securities and (c) invest in straight bonds or other debt securities, including lower rated, high-yield bonds. We do not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of our gross assets at the time an option is written. We will not invest more than 5% of our net assets (at the time of investment) in lower rated (BB/Ba or lower), high-yield bonds.

The Small-Cap Series. We will attempt to achieve the Series' objective by investing primarily in a carefully selected portfolio of common stocks. Dividend and investment income are of incidental importance, and the Series may invest in securities which do not produce any income. Although the Series typically will hold a large, diversified number of securities identified through a quantitative, value-driven investment strategy, it does entail above-average investment risk in comparison to the overall U.S. stock market. Shares of the Series should be purchased with a long-term view in mind.

      The stocks in which the Small-Cap Series generally invests are those which, in Fund management's judgment, are selling below intrinsic value and at prices that do not adequately reflect their long-term business potential. Selected smaller stocks may be undervalued because they are often overlooked by many investors, or because the public is overly pessimistic about a company's prospects. Accordingly, their prices can rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors come to recognize the full extent of a company's underlying potential. The price of shares in relation to book value, sales, asset value, earnings, dividends and cash flow, both historical and prospective, are key determinants in the security selection process. These criteria are not rigid, and other stocks may be included in the Series' portfolio if they are expected to help it attain its objective. These criteria can be changed by the Fund's Board of Directors.

      The Small-Cap Series also may invest in preferred stocks and bonds, which have either attached warrants or a conversion privilege into common stocks. In addition, the Series may purchase options on stocks that it holds as protection against a significant price decline; purchase and sell stock index options and futures to hedge overall market risk and the investment of cash flows; and write listed put and listed covered call options. See "Options Transactions" and "Stock Index Futures" below.

      Under normal circumstances, at least 65% of the Series' total assets will be invested in common stocks issued by smaller, less well-known companies (with market capitalizations of less than $1 billion) selected on the basis of fundamental investment analysis. The Series may, however, invest up to 35% of its total assets in the securities of any issuer without regard to its size or the market capitalization of its common stock. Companies in which the Small-Cap Series is likely to invest may have limited product lines, markets or financial resources and may lack management depth or experience. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

      Options Transactions. The Small-Cap Series may purchase and write (i.e., sell) put and call options on equity securities or stock indices that are traded on national securities exchanges. A call option on equity securities gives the purchaser, in return for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the purchaser upon receipt of the exercise price. When the Series writes a call option, it gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

      A put option on equity securities gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Series, as the writer of a put option, might therefore be obligated to purchase underlying securities for more than their current market value.

      Options on stock indices are similar to options on equity securities except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right, in return for a premium paid, to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of an index option, in return for a premium, is obligated to pay the amount of cash due upon exercise of the option.

      The Small-Cap Series will write only "covered" options. An option is covered if, so long as the Series is obligated under the option, it owns an offsetting position in the underlying securities or maintains cash, U.S. Government securities or other liquid high-grade debt obligations with a value sufficient at all times to cover its obligations in a segregated account. See "Investment Policies -- Limitation on Purchases and Sales of Stock Options, Options on Stock Indices and Stock Index Futures" in the Statement of Additional Information.

      There is no limitation on the amount of call options the Small-Cap Series may write. The Series may only write covered put options to the extent that cover for such options does not exceed 25% of the Series' net assets. The Series will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for such options.

      Stock Index Futures. The Small-Cap Series may purchase and sell stock index futures, which are traded on a commodities exchange or board of trade for certain hedging and risk management purposes, in accordance with regulations of the Commodities Futures Trading Commission.

      A stock index futures contract is an agreement in which one party agrees to deliver to another an amount of cash equal to a specific dollar amount times the difference between a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

      The Series may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged. In addition, except in the case of a call written and held on the same index, the Series will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of then current level of the index (or indices) upon which the options or futures contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding would not exceed one-third of the value of the Series' net assets.

      The Small-Cap Series' ability to enter into stock index futures and listed options is limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), for qualification, as a regulated investment company. See "Taxes" in the Statement of Additional Information.

      Foreign Investments. Up to 35% of the Small-Cap Series' net assets (at the time of investment) may be invested in securities (of the type described above) that are primarily traded in foreign countries. See "Risk Factors Common to Each Fund" below.

      Forward Foreign Currency Contracts. The Small-Cap Series may utilize a forward foreign currency contract which involves an obligation to purchase or sell a specific amount of a currency at a set price on a future date. The Series may enter into forward foreign currency contracts in primarily two circumstances. First, when the Series desires to "lock in" the U.S. dollar price of the security, by entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Series will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date of purchase or sale and the date of settlement.

      Second, when Fund management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the Series may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency or, in the alternative, may use a cross-currency-hedging technique whereby it enters into such a forward contract to sell another currency (obtained in exchange for the currency in which the portfolio securities are denominated if such securities are sold) which it expects to decline in a similar manner but that has a lower transaction cost. Precise matching of the forward contract and the value of the securities involved will generally not be possible.

      Foreign Currency Put and Call Options. The Small-Cap Series also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets (OTC options are generally less liquid and involve issuer credit risk). A put option gives the Series, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency. The premiums paid for such foreign currency put options will not exceed 5% of the net assets of the Series.

      A foreign currency call option written by the Small-Cap Series gives the purchaser, upon payment of a premium, the right to purchase from the Series a currency at the exercise price until the expiration of the option. The Series may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency ("cross hedging"). Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing or cross-hedging (described above) may not exceed 90% of the value of the securities denominated in such currency (a) invested in by the Series to cover such call writing or (b) to be crossed.

      The Small-Cap Series may engage in (a) investing in closed-end investment companies, (b) investing in straight bonds or other debt securities, including lower rated, high-yield bonds, (c) lending of its portfolio securities to broker-dealers on a secured basis and (d) investing in rights and warrants to purchase securities (included within these purchases, but not exceeding 2% of the value of the Series assets, may be warrants which are not listed on the New York or American Stock Exchanges), but the Series has no present intention to commit more than 5% of gross assets to any one of these four identified practices. The Series will not invest more than 5% of its assets (at the time of investment) in lower rated (BB/Ba or lower), high-yield bonds.

      Repurchase Agreements. The Small-Cap Series may, on occasion, enter into repurchase agreements whereby the seller of a security agrees to repurchase that security at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss.

      When Issued or Delayed Delivery Transactions. The Small-Cap Series may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Series with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Series at the time of entering other liquid high-grade debt obligations having a value equal to or greater than the Series' purchase commitments; the custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Series' assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Series' net asset value.

      Short Sales. The Small-Cap Series may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Series owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a "short sale against-the-box"). Short sales will be made primarily to defer realization of gain or loss for federal tax purposes. The Series does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against-the-box.

      The staff of the SEC has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Series and the counterparty have provided for the Series, at the Series' election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Series of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Small-Cap Series to treat the assets used as "cover" as "liquid."

Risk Factors. Although the Series may invest, from time to time, in stocks of large-sized and small-sized companies guided by the policies mentioned above, the small capitalized companies in which it primarily invests may offer significant appreciation potential. However, smaller companies may carry more risk than larger companies. Generally, small companies rely on limited product lines and markets, financial resources, or other factors, and this may make them more susceptible to setbacks or economic downturns. Small capitalized companies may be more volatile in price, normally have fewer shares outstanding and trade less frequently than large companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. In many instances, the securities of smaller companies are traded over the counter and may not be traded in the volume typical of a national securities exchange.

      Risks of Stock Index Futures. Participation in the options or futures markets involves investment risks and transaction costs to which the Small-Cap Series would not be subject absent the use of these strategies. If the Series management's prediction of movement in the direction of the securities markets is inaccurate, the adverse consequences to the Series may leave it in a worse position than if such strategies were not used. Risks inherent in the use of options and stock index futures include (1) dependence on management's ability to predict correctly movements in the direction of specific securities being hedged or the movement in stock indices; (2) imperfect correlation between the price of options and stock index futures and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) daily limits on price variance for a futures contract or related options imposed by certain futures exchanges and boards of trade may restrict transactions in such securities on a particular day. See "Investment Policies" and "Taxes" in the Statement of Additional Information.

The International Series. Portfolio investments for the International Series will be made in equity securities of companies domiciled in developed countries, but investments also may be made in the securities of companies domiciled in developing countries. Equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks. Under normal circumstances, at least 80% of the total assets of the Series will be invested in such equity securities of companies which are domiciled in at least three different countries outside the United States. The Series currently intends to diversify investments among countries to reduce currency risk. Although the Series will typically hold a number of diversified securities, it does entail above-average investment risk in comparison to the U.S. stock market.

      Although the International Series intends to invest primarily in equity securities of companies with market cap-italization of less than $1 billion listed on stock exchanges, it also may invest in equity securities of such companies traded in over-the-counter markets, as well as large and middle capitalization securities. Small capitalization securities involve greater risk and the markets for such securities may be more volatile and less liquid than those of larger securities. Securities of companies in developing countries may pose liquidity risks. For a description of special considerations and certain risks associated with investments in foreign issuers, see "Risk Factors" below. The Series may temporarily reduce its equity holdings for defensive purposes in response to adverse market conditions and invest in domestic, Eurodollar and foreign short-term money market instruments. See "Investment Objectives and Policies" in the Statement of Additional Information.

      Although the International Series will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held.

      Any remaining assets of the International Series not invested as described above may be invested in certain securities or obligations as set forth in "Other Policies" below.

      Foreign Currency Hedging Techniques. The International Series may utilize various foreign currency hedging techniques described below when Fund management believes the the currency of a particular foreign country may suffer a decline against the U.S. dollar.

      A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a currency at a set price on a future date. The Series may enter into forward foreign currency contracts (but not in excess of the amount the Series has invested in non-U.S. dollar-denominated securities at the time any such contract is entered into) in primarily two circumstances. First, when the Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, the Series may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Series will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date of purchase or sale and the date of settlement.

      Second, the International Series may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Series' portfolio securities denominated in such foreign currency or, in the alternative, the Series may use a cross-currency-hedging technique whereby it enters into such a forward contract to sell another currency (obtained in exchange for the currency in which the portfolio securities are denominated if such securities are sold) which it expects to decline in a similar manner. Precise matching of the forward contract and the value of the securities involved will generally not be possible since the future value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date the contract matures. The Series intends to enter into such forward contracts under this second circumstance periodically.

      The International Series also may transact currency put and call options on U.S. exchanges or U.S. over-the-counter markets ("OTC") to protect the dollar against foreign currency exposure. A put option gives the Series, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency. The premiums paid for such currency put and call options will not exceed 5% of the net assets of the Series.

      Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms and banks trade options which are more flexible than exchange-listed options with respect to strike price and maturity date. These OTC options generally are available on a wider range of currencies. OTC foreign-currency options generally are more liquid than listed options and involve the credit risk associated with the individual issuer. OTC options together with illiquid securities may comprise no more than 15% of the Series' net assets.

      A currency call option, upon payment of a premium, gives the purchaser of the option the right to buy and the seller (writer) of the obligation to sell, the underlying currency at the exercise price until the expiration of the option. The Series' purchase of a call option on a currency might be intended to protect the Series against an increase in the price of the underlying currency that it intends to purchase in the future by fixing the price at which it may purchase such currency. The Series may sell (write) a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of a downside currency protection by limiting currency appreciation potential. The face value of such writing (as well as the corss-hedging described above) may not exceed 90% of the value of the securities denominated in such currency (a) invested in by the Series to cover such call writing or (b) to be crossed.

      Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the Series' ability to engage in transactions in options, forward contracts and cross hedges.

      The International Series' will segregate cash or permitted liquid securities belonging to the Series in an amount not less than that required by SEC Release 1066 and SEC staff interpretations thereof with respect to the Series' assets committed to (a) currency put and call options, (b) forward foreign currency contracts and (c) cross hedges entered into by the Series. If the value of the securities segregated declines, additional cash or permitted securities will be added on a daily basis (i.e., marked to market), so that the segregated amount will not be less than the amount of the Series' commitments with respect to such written options, forward foreign currency contracts and cross hedges.

      Financial Futures and Options Thereon. The International Series may deal in financial futures transactions with respect to the type of securities described in this Prospectus, including indices of such securities and options on such financial futures and indices. The Series will not enter into any futures contracts, or options thereon, if the aggregate market value of the securities covered by futures contracts plus options on such financial futures exceeds 50% of the Series' total assets.

      Investment Funds. Some emerging countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment funds which have been specifically authorized. The Series may invest (normally not more than 5% of the Series' total assets) in these investment funds subject to the provisions of the Investment Company Act of 1940, as amended, and other applicable restrictions as discussed herein or in the Statement of Additional Information. If the Series invests in such investment funds, the Series' shareholders will bear not only their proportionate share of the expenses of the Series (including operating expenses and the fees of Lord Abbett), but also will indirectly bear similar expenses of the underlying investment funds.

      Depository Receipts. The International Series may invest in American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), European Depository Receipts ("EDRs") and other Depository Receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as "Depository Receipts"), to the extent that such Depository Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depository. ADRs may be established by a depository without participation by the underlying issuer. GDRs, EDRs and other types of Depository Receipts are typically issued by foreign depositories, although they may also be issued by U.S. depositories, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depository Receipts in registered form are designed for use in the U.S. securities market and Depository Receipts in bearer form are designed for use in securities markets outside the United States. The Series may invest in sponsored and unsponsored Depository Receipts. For purposes of the Series' investment policies, the Series' investments in Depository Receipts will be deemed to be investments in the underlying securities.

      When-Issued or Delayed Delivery Securities. The International Series may purchase securities on a when-issued basis and, while awaiting delivery and before paying for them ("settlement"), normally may invest in short-term securities. The Series does not start earning interest on these when-issued securities until settlement and often they are sold prior to settlement. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value.

      While this investment strategy may contribute signifi-cantly to a portfolio turnover rate substantially in excess of 100%, it is anticipated to have little or no transaction costs or adverse tax consequences for the Series. Transaction costs normally do not include brokerage because the Series' fixed-income portfolio transactions usually are on a principal basis and, at the time of purchase, the Series normally anticipates that any markups charged will be more than offset by the anticipated economic benefits of the transactions. In the remote situation where this anticipated result does not occur, the markups may offset any benefits.

      Covered Call Options. The International Series may write call options on securities it owns, provided that the securities we hold to cover such options do not represent more than 5% of the Series' net assets. A call option on stock gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to call upon the writer to deliver a specified number of shares of a stock on or before a fixed date at a predetermined price.

      Rights and Warrants. The International Series may invest in rights and warrants to purchase securities provided that, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would not exceed 5% of the Series' total assets. Warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange may not exceed 2% of the Series' total assets.

      Repurchase Agreements. The International Series may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Series acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Such repurchase agreement must, at all times, be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement.

      Closed-end Investment Companies. The International Series may invest in shares of closed-end investment companies if bought in the primary or secondary market with a fee or commission no greater than the customary broker's commission. Shares of such investment companies sometimes trade at a discount or premium in relation to their net asset value and there may be duplication of fees, for example, to the extent that the Series and the closed-end investment company both charge a management fee.

      Lending of Portfolio Securities. The International Series may seek to earn income by lending its portfolio securities if the loan is collateralized and its terms are in accordance with regulatory requirements. These loans may not exceed 30% of the value of the Series' total assets. In such an arrangement, the Series loans securities from its portfolio to registered broker-dealers. Such loans are continuously collateralized by an amount at least equal to 100% of the market value of the securities loaned. Cash collateral is invested in obligations issues or guaranteed by the U.S. Government or its agencies, commercial paper or bond obligations rated AA or A-1/P-1 by Standard & Poor's Rating Services ("S&P") or Moody's Investors Services, Inc. ("Moody's"), respectively, or repurchase agreements with respect to the foregoing. As with other extensions of credit, there are risks of delay in recovery and market loss should the borrowers of the portfolio securities fail financially.

The Bond-Debenture Fund. Normally, we invest in lower-rated debt securities, which entail greater risks than investments in higher-rated debt securities. The former are referred to colloquially as "junk bonds." We believe that a high total return (current income and capital appreciation) may be derived from an actively-managed, diversified security portfolio. Under normal circumstances, we invest at least 65% of our total assets in bonds and/or debentures. We seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants to purchase common stocks.

      Higher yield on debt securities can occur during periods of inflation when the demand for borrowed funds is high. Also, buying lower-rated bonds when the credit risk is above average but, we think, likely to decrease, can generate higher yields. Such debt securities normally will consist of secured debt obligations of the issuer (i.e., bonds), general unsecured debt obligations of the issuer (i.e., debentures) and debt securities which are subordinate in right of payment to other debt of the issuer.

      In no event will we invest more than 10% of our gross assets at the time of investment in debt securities which are in default as to interest or principal.

      Normally the Bond-Debenture Fund invests in long-term debt securities when we believe that interest rates in the long run will decline and prices of such securities generally will be higher. When we believe that long-term interest rates will rise, we will endeavor to shift our portfolio into shorter-term debt securities whose prices might not be affected as much by an increase in interest rates.

      The following policies are subject to change by the Board of Directors without shareholder approval: (a) we must keep at least 20% of the value of our total assets in (1) debt securities which, at the time of purchase, are "investment grade," i.e., rated within one of the four highest grades determined either by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services,
(2) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or (3) cash or cash equivalents (short-term obligations of banks, corporations or the U.S. Government); (b) we may invest up to 20% of our gross assets, at market value, in debt securities primarily traded in foreign countries -- such foreign debt securities normally will be limited to issues where there does not appear to be substantial risk of nationalization, exchange controls, confiscation or other government restrictions; (c) subject to the percentage limitations for purchases of other than debt securities described below, we may purchase common and preferred stocks; (d) we may hold or sell any property or securities which we may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by us. In no event will we voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in our portfolio is greater than 35% of the value of our gross assets. A purchase or acquisition will not be considered "voluntary" if made in order to avoid loss in value of a conversion or other premium; and (e) we neither purchase securities for short-term trading, nor for the purpose of exercising control of management.

      We may, but have no present intention to, invest in financial futures and options on financial futures and commit more than 5% of our gross assets to the lending of our portfolio securities.

Risk Factors.

High Yield Debt Securities. The Bond-Debenture Fund may invest substantially in lower-rated bonds because they tend to have higher yields. In general, the market for lower-rated bonds is more limited than that for higher-rated bonds and, therefore, may be less liquid. Market prices of lower-rated bonds may fluctuate more than those of higher-rated bonds, particularly in times of economic change and stress. In addition, because the market for lower-rated corporate debt securities has in past years experienced wide fluctuations in the values of certain of these securities, past experience may not provide an accurate indication of the future performance of that market or of the frequency of default, especially during periods of recession. Objective pricing data for lower-rated bonds may be more limited than for higher-rated bonds and valuation of such securities may be more difficult and require greater reliance upon judgment.

      While the market for lower-rated bonds may be relatively insensitive to interest rate changes, the market prices of these bonds structured as zero coupon or pay-in-kind securities may be affected to a greater extent by such changes and thus may be more volatile than prices of lower-rated securities paying interest periodically in cash. Lower-rated bonds that are callable prior to maturity may be more susceptible to refunding during periods of falling interest rates, requiring replacement with lower-yielding securities.

      Since the risk of default generally is higher among lower-rated bonds, the research and analysis performed by Lord, Abbett &Co. ("Lord Abbett") are especially important in the selection of such bonds. If bonds are rated BB/Ba or lower, they are described as "high-yield bonds" because of their generally higher yields and are referred to colloquially as "junk bonds" because of their greater risks. In selecting lower-rated bonds for investment, Lord Abbett does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. We do not have any minimum rating criteria for our investments in bonds. Some issuers may default as to principal and/or interest payments subsequent to our purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur.

      Laws enacted from time to time could limit the tax or other advantages of, and the issuance of, lower-rated securities and could adversely affect their secondary market and the financial condition of their issuers. On the other hand, such legislation (curtailing the supply of new issues) could improve the liquidity, market values and demand for outstanding issues.

      During our past fiscal year, the percentages of our average net assets invested in (a) rated bonds and (b) unrated bonds judged by us to be of a quality compara-ble to rated bonds, on a dollar-weighted basis, calculated monthly were as follows: 17.36% AAA/Aaa; 2.76% AA/Aa; 4.41% A/A; 6.19% BBB/Baa; 13.65% BB/Ba;
49.04% B/B; 1.18% CCC/Caa; 0.08% D; and 5.36% unrated.

Other Policies Common To Each Fund.

      Illiquid Securities -- Each Fund may invest up to 15% of its net assets in illiquid securities. Bonds which are subject to legal or contractual restrictions on resale, but which have been determined by the Board of Trustees to be liquid, will not be subject to this limit. Investment by a Fund in such securities, initially determined to be liquid, could have the effect of diminishing the level of a Fund's liquidity during periods of decreased market interest in such securities.

      Borrowing. Each Fund may borrow from banks (as defined in the Investment Company Act of 1940, as amended the "Act"), in amounts up to 33 1/3% of its total assets (including the amount borrowed). Each Fund may borrow up to an additional 5% of its total assets for temporary purposes. The Funds may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

      Diversification. Each Fund intends to meet the diversification rules under Subchapter M of the Internal Revenue Code. Generally, this requires, at the end of each quarter of the taxable year, that (a) not more than 25% of a Fund's total assets be invested in any one issuer and (b) with respect to 50% of a Funds' total assets, no more than 5% of such total assets be invested in any one issuer except U.S. Government securities.

      Each Fund, as a "diversified" investment company, is prohibited, with respect to 75% of the value of its total assets, from investing more than 5% of its total assets in securities of any one issuer other than U.S. Government securities. For diversification purposes, the identification of an "issuer" for the fixed-income portion of a Funds' assets will be determined on the basis of the source of assets and revenues committed to meeting interest and principal payments of the securities. When the assets and revenues of a sovereign state's political subdivision are separate from those of the sovereign state government creating the subdivision, and the security is backed only by the assets and revenues of the subdivision, then the subdivision would be considered the sole issuer. Similarly, if a revenue bond is backed only by the assets and revenues of a nongovernmental user, then such user would be considered the sole issuer.

      Securities Lending. Each Fund may lend securities to financial institutions which provide continuous collateral equal to the market value of the securities loaned. Some risk may involve delay in recovery of collateral and loss should the borrower of the security fail financially. Loans, in the aggregate, may not exceed 30% of the Fund's total assets.

      Covered Call Options. A covered call option on stock gives the buyer of the option, upon payment of a premium to the seller (writer) of the option, the right to call upon the writer to deliver a specified number of shares of a stock owned by the writer on or before a fixed date at a predetermined price.

      Although a Fund receives income based on receipt of the premium, it gives up participation in the appreciation of the stock above the predetermined price if it is called away by the buyer. A Fund may write covered call options on securities having an aggregate market value not to exceed 20% of the Fund's gross assets.

Risk Factors Common To Each Fund.

      Foreign Securities -- Securities markets of foreign countries in which each Fund may invest generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. Lack of liquidity may affect a Fund's ability to purchase or sell large blocks of securities and thus obtain the best price. There may be less publicly-available information on publicly-traded companies, banks and governments in foreign countries than is generally the case for such entities in the United States. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries. In addition a change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated or traded in that currency. A Fund may incur costs associated with currency hedging and the conversion of foreign currency into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currency. Other considerations include political and social instability, expropriation, higher transaction costs and different securities settlement practices. Settlement periods for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity. These different settlement practices may cause missed purchasing opportunities and/or the loss of interest on money market and debt investments pending further equity or long-term debt investments. In addition, foreign securities held by a Fund may be traded on days that it does not value the portfolio securities, such as Saturdays and customary U.S. business holidays, and, accordingly, a Fund's net asset value may be significantly affected on days when shareholders do not have access to the Fund. Many of the emerging or developing countries may have higher and more rapidly fluctuating inflation rates, a higher demand for capital investment, a higher dependence on export markets for their major industries, and a greater need to develop basic economic infrastructures than more developed countries. Also, it may be more difficult to obtain a judgment in a court outside the United States.

Change of Investment Objectives and Policies. The Funds will not change their investment objectives without shareholder approval. If any Fund determines that its objective can best be achieved by a change in investment policy or strategy, a Fund may make such change without shareholder approval by disclosing it in the prospectus.

5 PURCHASES
  ==============================================================================

Class Y shares. Class Y shares are purchased at net asset value with no sales charge of any kind. The net asset value of our shares is calculated every business day as of the close of the New York Stock Exchange ("NYSE") by dividing net assets by the number of shares outstanding. Securities are valued at their market value as more fully described in the Statement of Additional Information.

Who May Invest? Eligible purchasers of Class Y shares include (i) certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our Class Y shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers or other financial institutions ("mutual fund wrap fee programs"), (ii) the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisors on a private-advisory-account basis, and (iii) institutional investors, including retirement plans, companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

How Much Must You Invest? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent. Place your order with your investment dealer or send it to the Lord Abbett Fund you selected (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $1 million except for mutual fund wrap fee programs which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor which reserves the right to reject any order.

Buying Shares Through Your Dealer. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at net asset value effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the net asset value effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

Buying Shares By Wire. To open an account, call 800 -426-1129 to set up your account and to arrange a wire transaction. Wire to: United Missouri Bank of Kansas City, N.A., Routing number - 101000695, bank account number: 9878002611,
FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the fund/series of your choice, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: United Missouri Bank of Kansas City, N.A., routing number - 101000695, bank account number:9878002611, FBO:

(account name) and (your Lord Abbett account number). Specify the complete name of the fund/series of your choice, note Class Y shares and include your account number and your name.

6 SHAREHOLDER SERVICES
  ==============================================================================

We offer the following shareholder services:

      Telephone Exchange Privilege: Class Y shares may be exchanged without a service charge for shares of the same class of any other Lord Abbett-sponsored fund.

      You or your investment professional with proper identification can instruct your Fund to exchange uncertificated shares of a class (held by the transfer agent) by telephone. Shareholders have this privilege unless they refuse it in writing. A Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification and recording all telephone exchanges. Instructions must be received by a Fund in Kansas City (800-821-5129) prior to the close of the NYSE to obtain a Fund's net asset value per class share on that day. Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. Each Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. Each Fund can revoke the privilege for all shareholders upon 60 days' prior written notice. A prospectus for the other Lord Abbett-sponsored fund selected by you should be obtained and read before an exchange. Exercise of the Exchange Privilege will be treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be recognized.

      All correspondence should be directed to the Fund you selected (P.O. Box 419100, Kansas City, Missouri 64141; 800-821-5129).

7 OUR MANAGEMENT
  ==============================================================================

Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Directors/Trustees with the advice of Lord, Abbett & Co. ("Lord Abbett") ("Fund Management"). Each Fund employs Lord Abbett as investment manager pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 69 years and currently manages approximately $27 billion in a family of mutual funds and other advisory accounts. Under the Management Agreement, Lord Abbett provides us with investment management services and personnel, pays the remuneration of our officers and of our Directors/Trustees affiliated with Lord Abbett, provides us with office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of our portfolios and certain other costs. Lord Abbett provides similar services to nine other Lord Abbett-sponsored funds having various investment objectives and also advises other investment clients.

      W. Thomas Hudson, Jr., Partner of Lord Abbett and Executive Vice President and portfolio manager of Affiliated Fund, is primarily responsible for the day-to-day management of the Fund. Mr. Hudson has been with Lord Abbett since 1982 and has over 32 years of investment experience. Mr. Hudson is assisted by, and may delegate management duties to, other Lord Abbett employees who may be Fund officers.

      Robert P. Fetch has been primarily responsible for the day-to-day management of the Small-Cap Series since inception and is assisted by Gregory M. Macosko. Prior to joining Lord Abbett, Mr. Fetch was a Managing Director of Prudential Investment Advisors.

      Christopher J. Towle, Executive Vice President and portfolio manager of the Fund, is primarily responsible for the day-to-day management of the Fund. Mr. Towle has been with Lord Abbett since 1988 and has over 17 years of investment experience. Mr. Towle is assisted by, and may delegate management duties to, other Lord Abbett employees who may be Fund officers.

      Christopher Taylor serves as portfolio manager of the International Series. Mr. Taylor is Deputy Managing Director of Fuji Investment Management Co. (Europe), Ltd. (the "Sub-Adviser"). He has been with the Sub-Adviser and its predecessor since 1987 and has sixteen years of investment experience.

      Lord Abbett Securities Trust has entered into an agreement with the Sub-Adviser, under which the Sub-Adviser provides Lord Abbett with advice with respect to the International Series' assets. The Sub-Adviser is controlled by Fuji Investment Management Co. (Tokyo). Fuji Bank Limited of Tokyo, Japan ("Fuji Bank") directly owns 40% of the outstanding voting stock of the Sub-Adviser. Fuji Investment Management Co. (Tokyo) is an affiliate of Fuji Bank. Lord Abbett indirectly owns a minor percentage of such outstanding voting stock. As of March 31, 1998, the Sub-Adviser managed approximately $700 million, which is invested globally. The Sub-Adviser furnishes Lord Abbett with advice and recommendations with respect to the International Series' assets, including advice about the allocation of investments among foreign securities markets and foreign equity and debt securities markets and foreign equity and debt securities and, subject to consultation with Lord Abbett, advice as to cash holdings and what securities in the portfolio should be purchased, held or disposed of. The Sub-Adviser also gives advice with respect to foreign currency matters.

      Although, under normal circumstances, the International Series will be invested at least 80% in equity securities of non-U.S. issuers, subject to the direction of the Board of Trustees, Lord Abbett, in consultation with the Sub-Adviser, will determine at least quarterly, and more frequently as Lord Abbett determines, the percentage of assets of the International Series that shall be allocated (the "Asset Allocation") for investment in the United States and in foreign markets, respectively.

      Each Fund pays Lord Abbett a monthly fee based on average daily net assets for each month. In addition, each Fund pays all expenses not expressly assumed by Lord Abbett. For the fiscal year ended October 31, 1997, the fee paid by Affiliated Fund to Lord Abbett as a percentage of average daily net assets was at the annual rate of 0.32 of 1%. For the fiscal year ended December 31, 1997, the fee paid by Bond-Debenture Fund to Lord Abbett as a percentage of average daily net assets was at the annual rate of 0.46 of 1%. The Small-Cap Series, for the fiscal year ended November 30, 1997, paid Lord Abbett as a percentage of average daily net assets based on average daily net assets for each month at the annual rate of 0.75 of 1% for the Small-Cap Series. This fee may be higher than that paid by other mutual funds. The International Series for the fiscal year ended October 31, 1997 paid Lord Abbett as a percentage of average daily net assets at the annual rate of 0.75 of 1% for the International Series. Lord Abbett, when not waiving its management fee, is obligated to pay the Sub-Adviser a monthly fee equal to one-half of Lord Abbett's fee as described above. Regardless of such waiver, Lord Abbett is free to pay the Sub-Adviser.

      The Funds will not hold annual meetings of shareholders unless required to by the Investment Company Act of 1940, the Board of Directors/Trustees or the shareholders with one-quarter of the outstanding stock of each Fund entitled to vote. See the Statement of Additional Information for each Fund for more details.

The Funds and Their Shares.

Each Fund is a diversified open-end management investment company. Lord Abbett Affiliated Fund, Inc., was incorporated under Maryland law on November 26, 1975; Lord Abbett Research Fund was incorporated under Maryland law on April 6, 1992; Lord Abbett Securities Trust was organized as a Delaware business trust on February 26, 1993 and Lord Abbett Bond-Debenture Fund, Inc. was incorporated under Maryland law on January 23, 1976.

      Each Fund's Classes of shares have equal rights as to voting, dividends and distributions, except for differences resulting from certain class-specific expenses. Class Y shares are sold to institutions exclusively with no front-end or contingent deferred sales charge and no Rule 12b-1 charges. Class A, B, C and P shares are sold to the retail public and are subject to Rule 12b-1 charges. With certain exceptions, Class A shares are sold with a front-end sales charge at the time of purchase and are not subject to a contingent deferred sales charge when they are redeemed. Class B shares are sold without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge if they are redeemed before the sixth anniversary of purchase. Class B shares will automatically convert to Class A shares on the eighth anniversary of purchase. Class C shares are sold with no front-end sales charge but have no conversion feature and are subject to a 1% contingent deferred sales charge on redemptions before the first anniversary of purchase. Class P shares are sold with no front-end sales charge exclusively to pension plans and have neither a conversion feature nor a contingent deferred sales charge. Due to the class-specific expenses, dividends of Class B, C and P shares are likely to be lower than for Class A shares, and are likely to be higher for Class Y shares than for any other Class of shares. For more information regarding the Class A, B, C and P shares, please call 800-874-3733 to request a different prospectus. There is a possibility that one fund might become liable for any misstatement, inaccuracy, or incomplete disclosure in the prospectus concerning the other fund.

8 DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES
  ==============================================================================

Dividends from net investment income are paid annually to shareholders of the Small-Cap and International Series. Supplemental dividends may be paid in December or January to International Series shareholders. Affiliated Fund shareholders are paid dividends in February, May, August and November. A supplemental dividend may also be paid in December. Bond-Debenture Fund shareholders are paid dividends monthly.

      Any capital gains distribution may be taken in cash or reinvested. Distributions by a Fund of any net long-term capital gains will be taxable to a shareholder as long-term capital gains regardless of how long the shareholder has held the shares. Under recently enacted legislation, the maximum tax rate on long-term capital gains for a U.S. individual, estate or trust is reduced to 20% for distributions derived from the sale of assets held by a Fund for more than 18 months. (If the taxpayer is in the 15% tax bracket, the rate is 10%) For distributions derived from the sale of assets held by a Fund between 12 and 18 months, the tax rate remains at 28% (15% if the taxpayer is in the 15% tax bracket).

      If you elect to receive dividends or capital gains in cash, a check will be mailed to you as soon as possible after the reinvestment date. If you arrange for direct deposit, your payment will be electronically transmitted to your bank account within one day after the payable date. Most investors reinvest their dividends and capital gains. If you choose this option, or if you do not indicate any choice, your dividends and capital gains distributions will be automatically reinvested in additional shares.

      A Fund pays no federal income tax on the earnings it distributes to shareholders. Consequently, dividends you receive from a Fund, whether reinvested or taken in cash, are generally considered taxable. Dividends declared in December of any year will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

      Each Fund may be subject to foreign withholding taxes which would reduce the yield on their investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. See the Statement of Additional Information for additional details.

      Shareholders may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption or repurchase proceeds (including the value of shares exchanged into another Lord Abbett-sponsored fund) and of any taxable dividend or distribution on any account where the payee failed to provide a correct taxpayer identification number or to make certain required certifications.

      Each January the Fund will mail to you, if applicable, a Form 1099 tax information statement detailing your dividends and capital gain distributions. You should consult your tax adviser concerning applicable state and local taxes.

9 REDEMPTIONS
  ==============================================================================

To obtain the proceeds of an expedited redemption, you can telephone your Fund. A Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

      Send your written redemption request to the Fund you selected (P.O. Box 419100, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor accompanied by any certificates for shares to be redeemed and other required documentation. We will make payment of the net asset value of the shares on the date the redemption order was received in properform. Payment will be made within three business days. Each Fund may suspend the right to redeem shares for not more than three days (or longer under unusual circumstances as permitted by Federal law). If you have purchased a Fund's shares by check and subsequently submit a redemption request, redemption proceeds will be paid upon clearance of your purchase check, which may take up to 15 days. To avoid delays you may arrange for the bank upon which a check was drawn to communicate to the Fund that the check has cleared.

Wire. You must sign up for the wire feature before using it. To verify that it is in place, call 800-426-1129. Minimum wire: $1,000. Your wire redemption request must be received by your Fund before the close of the NYSE for money to be wired on the next business day.

      Tax-qualified Plans: For redemptions of $50,000 or less, follow normal redemption procedures. Redemptions over $50,000 must be in writing from the employer, broker or plan administrator stating the reason for the redemption. The reason for the redemption must be received by the Fund prior to, or concurrent with, the redemption request.

10 PERFORMANCE
   =============================================================================

      The Affiliated Fund, during the past fiscal year ending October 31, 1997, enjoyed returns above historical averages due to an environment of solid economic growth, low inflation and strong corporate profit gains. Throughout most of the period, the portfolio has been evenly diversified, but with a moderate overweighting in financial stocks. Furthermore, we have shifted our focus within this group of stocks towards insurance companies, which are benefiting from industry-wide consolidation and cost-cutting efforts.

      The Small-Cap Series completed its fiscal year on November 30, 1997. The exceptional performance of the Series over the past fiscal year can be attributed to select industrial and technology stocks in the portfolio. During the year, valuations of small-cap stocks were favorable, providing many opportunities in the marketplace to purchase companies with performance characteristics that drive toward consistent, strong performance with low volatility. We look for companies with long operating histories, strong market positions withing their industry and financial strength. These characteristics help to reduce business risk and protect companies form both economic and competitive pressures. We continue to seek issues with solid fundamental prospects in the small-cap universe to add value to the Series.

      The International Series completed its fiscal year on October 31, 1997. It enjoyed a strong performance over the past year due in large part to gains made by industrial companies which are domiciled in Germany and Canada. One company that helped portfolio performance during the year manufactures "zero emission" hydrogen powered fuel cells that produce water and oxygen as waste materials. Another is the world's largest supplier of database software tools used for information integration. These are some examples of what we believe are industry leaders. In addition, due to our selective investment process, we had minimal exposure to companies located in the emerging and Far Eastern markets that fell sharply during the period.

      The Bond-Debenture Fund completed its fiscal year on December 31, 1997. It posted strong performance amid the continuing economic growth, low inflation and favorable interest-rate environment that characterized the period. Particularly beneficial to its performance was the concentration in telephone communications, media and energy sectors. Basic industry issues also generally outperformed the bond market. In addition, the robust U.S. economic growth provided significant increases in corporate profitability, which resulted in improved credit ratings and strong gains for many of our holdings.

      Yield and Total Return. Yield and total return data may, from time to time, be included in advertisements about each Fund. The Class Y share "yield" is calculated by dividing the annualized net investment income per share on the portfolio during a 30-day period by the net asset value on the last day of the period. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend distribution rate may be calculated. The dividend distribution rate is calculated by dividing the dividends of the Class Y derived from net investment income during a stated period by the net asset value on the last day of the period. Yields and dividend distribution rates for Class Y shares is shown at net asset value without the deduction of any sales charge.

      "Total return" for the one-, five- and ten-month periods represents the average annual compounded rate of return on an investment of $1,000 in a Fund at the net asset value. When total return is quoted for Class Y shares, it is shown at net asset value without the deduction of any sales charge. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. See "Past Performance" in the Statement of Additional Information for a more detailed description.

      See "Past Performance" in the Statement of Additional Information for a more detailed discussion concerning the computation of each Fund's total return and yield.


--------------------------------------------------------------------------------
      This Prospectus does not constitute an offering in any jurisdiction in which such offer is not authorized or in which the person making such offer is not qualified to do so or to anyone to whom it is unlawful to make such offer.

      No person is authorized to give information or to make any representations not contained in this Prospectus or in supplemental literature authorized by the Fund, and no person is entitled to rely upon any information or representation not contained herein or therein.

Investment Manager and Distributor
Lord, Abbett & Co. and Lord Abbett Distributor llc
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

Custodian
The Bank of New York
48 Wall Street
New York, New York 10286

Transfer Agent and Dividend Disbursing Agent
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

Shareholder Servicing Agent
DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141
800-821-5129

Auditors
Deloitte & Touche LLP

Counsel
Debevoise & Plimpton

Printed in the U.S.A.

LST-1-698

(6/98)

LORD, ABBETT & Co.
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203

================================================================================

Statement of Additional Information                                June 30, 1998

                                 CLASS Y SHARES

                        Lord Abbett Affiliated Fund, Inc.

               Lord Abbett Research Fund, Inc. - Small-Cap Series

               Lord Abbett Securities Trust - International Series

                      Lord Abbett Bond-Debenture Fund, Inc.

--------------------------------------------------------------------------------
This Statement of Additional Information is not a Prospectus. A Prospectus for the Class Y shares of Lord Abbett Affiliated Fund, Inc. ("Affiliated Fund"), Lord Abbett Research Fund, Inc. - Small-Cap Series ("Small-Cap Series"), Lord Abbett Securities Trust International Series ("International Series"), and Lord Abbett Bond-Debenture Fund, Inc. ("Bond-Debenture Fund") (individually a "Fund" and collectively the "Funds" or "We") may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated June 30, 1998 (the "Prospectus").

Our Boards of Directors (Trustees) have authority to create and classify shares in separate series, without further action by shareholders. To date, the Boards of Directors (Trustees) have authorized four Classes of shares for each Fund (A, B, C and Y), and Class P shares for Affiliated Fund and Bond-Debenture Fund. The Board of a Fund will allocate a Fund's shares among its classes from time to time. All shares of a Fund have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Although no present plans exist to do so, further series may be added to one or more of the Funds in the future. The Investment Company Act of 1940, as amended (the "Act"), requires that where more than one series exists for a Fund, each series must be preferred over all other series in respect of assets specifically allocated to such series.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as a Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of the Rule.

Shareholder inquiries should be made by writing directly to your Fund or by calling 800-821-5129. In addition, you can make inquiries through Lord Abbett Distributor.

            TABLE OF CONTENTS                                    PAGE

        1.  Investment Policies                                   2
        2.  Directors (Trustees) and Officers                    10
        3.  Investment Advisory and Other Services               14
        4.  Portfolio Transactions                               15
        5.  Purchases, Redemptions
            and Shareholder Services                             17
        6.  Past Performance                                     18
        7.  Taxes                                                18
        8.  Information About The Funds                          20
        9.  Financial Statements                                 20
       10.  Appendix                                             21

                             1. Investment Policies

Fundamental Investment Restrictions

Each Fund is subject to the following investment restrictions which cannot be changed without approval of the holders of a majority of a Fund's outstanding shares. Each Fund may not: (1) borrow money, except that (i) each Fund may borrow from banks (as defined in the Investment Company Act of 1940, as amended (the "Act")) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of each Fund, buy securities of one issuer representing more than (i) 5% of each Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-Fundamental Investment Restrictions. In addition to the investment restrictions above which cannot be changed without shareholder approval, each Fund also is subject to the following non-fundamental investment policies which may be changed by the Boards of Directors (Trustees) without shareholder approval. Each Fund may not: (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Boards of Directors (Trustees); (4) invest in the securities of other investment companies (in the case of the International Series, as long as the series is an underlying fund in a fund-of-funds structure) except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of each Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities); (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or directors (trustees) of a Fund or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of each Fund's total assets (included within such limitation, but not to exceed 2% of each Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);
(8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in a Fund's prospectus and statement of additional information, as they may be amended from time to time; (10) buy from or sell to any of a Fund's officers, directors (trustees), employees, or its investment adviser or any of a Fund's officers, directors (trustees), partners or employees, any securities other than shares of a Fund; (11) with respect to Affiliated Fund, pledge, mortgage or hypothecate its assets; however, this provision does not apply to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options; or (12) with respect to Bond-Debenture Fund, invest more than 10% of the market value of its gross assets at the time of investment in debt securities which are in default as to interest or principal.

For the year ended October 31, 1997, Affiliated Fund's portfolio turnover rate was 46.41% versus 47.06% for the prior year. For the year ended November 30, 1997, the Small-Cap Series' portfolio turnover rate was 45.24% and 110.09% for the period December 13, 1997 (commencement of operations) to November 30, 1997. For the period December 13, 1996 (commencement of operations) to October 31, 1997, the International Series' portfolio turnover rate was 29.72%. For the year ended December 31, 1997, Bond-Debenture Fund's portfolio turnover rate was 89.14% versus 106.79% for the prior year.

Covered Call Options (Affiliated Fund, International Series and Bond-Debenture
Fund).

As stated in the Prospectus, each Fund may write covered call options which are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of its portfolio securities. A "call option" is a contract sold for a price (the "premium"), giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, each Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. Each Fund intends to write covered call options with respect to securities with an aggregate market value of more than 10% (Affiliated Fund), 5% (International Series), and 20% (Bond-Debenture Fund). This percentage limitation will not be increased without prior disclosure in the current Prospectus.

OTHER INVESTMENT POLICIES COMMON TO THE FUNDS (WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL.)

Lending of Portfolio Securities (Affiliated Fund, Small-Cap Series, International Series and Bond-Debenture Fund). Although the Funds have no current intention of doing so, each may seek to earn income by lending portfolio securities. Under present regulatory policies, such loans may be made to member firms of the New York Stock Exchange ("NYSE") and are required to be secured continuously by collateral consisting of cash, cash equivalents, or United States Treasury bills maintained in an amount at least equal to the market value of the securities loaned. Each will have the right to call a loan and obtain the securities loaned at any time upon five days' notice. During the existence of a loan a Fund will receive the income earned on investment of collateral. The aggregate value of the securities loaned will not exceed 30% for the Affiliated Fund, International Series and Bond-Debenture Fund, and 5% for the Small-Cap Series of the value of a Fund's total assets.

By lending portfolio securities, each Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when such U.S. Government Securities are used as collateral. Each Fund will comply with the following conditions whenever it loans securities: (i) each Fund must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) each Fund must be able to terminate the loan at any time; (iv) each Fund must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) each Fund may pay only reasonable fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, each Fund's Board of Directors (Trustees) must terminate the loan and regain the right to vote the securities

Rule 144A Securities (Affiliated Fund, Small-Cap Series, International Series and Bond-Debenture Fund). Each Fund may invest in securities qualifying for resale to "qualified institutional buyers" under SEC Rule 144A that are determined by the Board, or by Lord Abbett pursuant to the Board's delegation, to be liquid securities. The Board will review quarterly the liquidity of the investments each Fund makes in such securities. Investments by each Fund in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of each Fund's liquidity during periods of decreased market interest in such securities among qualified institutional buyers.

Each Fund's custodian will segregate cash or liquid high-grade debt securities in an amount not less than that required by Securities Exchange Commission ("SEC") Release 10666 with respect to Fund assets committed to written covered call options. If the value of the segregated securities declines, additional cash or debt securities will be added on a daily basis (i.e., marked-to-market) so that the segregated amount will not be less than the amount of each Fund's commitments with respect to such written options.

OTHER INTERNATIONAL SERIES INVESTMENT POLICIES (WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL)

Financial Futures Contracts. The International Series may enter into contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which the International Series holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities which differ from those specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. The International Series will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the securities covered by its outstanding futures contracts and securities covered by futures contracts subject to the outstanding options written by it would exceed 50% of its total assets.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases, a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The International Series will incur brokerage fees when it purchases or sells contracts and will be required to maintain margin deposits. At the time it enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce the Series' return. Futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. The degree of difference in price movements between futures contracts and the securities (or securities indices) being hedged depends upon such things as variations in demand for futures contracts and securities underlying the contracts and differences between the liquidity of the markets for such contracts and the securities underlying them. In addition, the market prices of futures contracts may be affected by certain factors not directly related to the underlying securities. At any given time, the availability of futures contracts, and hence their prices, are influenced by credit conditions and margin requirements. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser may not result in a successful hedging transaction.

Options on Financial Futures Contracts. The International Series may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The International Series would be required to deposit with our custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by us. Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts described above. Generally speaking, a given dollar amount used to purchase an option on a financial futures contract can hedge a much greater value of underlying securities than if that amount were used to directly purchase the same financial futures. Should the event that the International Series intends to hedge (or protect) against not materialize, however, the option may expire worthless, in which case the International Series would lose the premium paid therefor.

Segregated Accounts. To the extent required to comply with Securities and Exchange Commission Release 10666 and any related SEC policies, when purchasing a futures contract, or writing a put option, the International Series will maintain in a segregated account at its custodian bank cash, U.S. Government and other permitted securities to cover its position.

OTHER SMALL-CAP SERIES INVESTMENT RESTRICTIONS (WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL)

Repurchase Agreements. If the Small-Cap Series enters into repurchase agreements as provided in clause (4) of the fundamental investment restrictions above, it will do so only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which the Small-Cap Series otherwise may invest.

Foreign Currency Hedging Techniques. The Small-Cap Series may utilize various foreign currency hedging techniques described below, including forward foreign currency contracts and foreign currency put and call options.

Forward Foreign Currency Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a specific currency at a set price at a future date. The Small-Cap Series expects to enter into forward foreign currency contracts in primarily two circumstances. First, when the Small-Cap Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Small-Cap Series will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the Small-Cap Series may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Small-Cap Series' portfolio securities denominated in such foreign currency or, in the alternative, the Small-Cap Series may use a cross-hedging technique whereby it sells another currency which the Small-Cap Series expects to decline in a similar way but which has a lower transaction cost. Precise matching of the forward contract amount and the value of the securities involved will not generally be possible since the future value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Small-Cap Series does not intend to enter into such forward contracts under this second circumstance on a continuous basis.

Management of the Fund is by its officers on a day to day basis under the overall supervision of the Board of Directors with advice of Lord, Abbett & Co.

Foreign Currency Put and Call Options. The Small-Cap Series also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. A put option gives the Small-Cap Series, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms trade unlisted options which are more flexible than exchange-listed options with respect to strike price and maturity date. Unlisted options generally are available in a wider range of currencies. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. Unlisted options, together with other illiquid securities, are subject to a limit of 15% of the Small-Cap Series' net assets.

A call option written by the Small-Cap Series gives the purchaser, upon payment of a premium, the right to purchase from the Series a currency at the exercise price until the expiration of the option. The Small-Cap Series may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing may not exceed 90% of the value of the securities denominated in such currency invested in by the Small-Cap Series or in such cross currency (referred to above) to cover such call writing.

Limitations on the Purchases and Sales of Stock Options, Options on Stock Indices and Stock Index Futures. The Small-Cap Series may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Small-Cap Series is obligated as a writer. The Small-Cap Series will not (a) write puts having an aggregate exercise price greater than 25% of the Series' total net assets; or (b) purchase (i) put options on stocks not held in the Small-Cap Series' portfolio, (ii) put options on stock indices or (iii) call options on stocks or stock indices if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Small-Cap Series' total net assets.

Call Options on Stock. The Small-Cap Series may, from time to time, write call options on its portfolio securities. The Small-Cap Series may write only call options which are "covered," meaning that the Small-Cap Series either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in its portfolio. In addition, the Small-Cap Series will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If the Small-Cap Series writes a call option, the purchaser of the option has the right to buy (and the Series has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the Small-Cap Series by the purchaser of the option is the "premium." The Small-Cap Series' obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Small-Cap Series were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected. The Small-Cap Series does not intend to write covered call options with respect to securities with an aggregate market value of more than 5% of it's gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in our current prospectus.

The Small-Cap Series would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option, the Small-Cap Series is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. The Small-Cap Series may not purchase call options except in connection with a closing purchase transaction. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the Small-Cap Series for writing the option.

Generally, the Small-Cap Series intends to write listed covered call options during periods when it anticipates declines in the market values of portfolio securities because the premiums received may offset to some extent the decline in the Small-Cap Series' net asset value occasioned by such declines in market value. Except as part of the "sell discipline" described below, the Small-Cap Series will generally not write listed covered call options when it anticipates that the market values of it's portfolio securities will increase.

One reason for the Small-Cap Series to write call options is as part of a "sell discipline." If the Small-Cap Series decides that a portfolio security would be overvalued and should be sold at a certain price higher than the current price, it could write an option on the stock at the higher price. Should the stock subsequently reach that price and the option be exercised, the Small-Cap Series would, in effect, have increased the selling price of that stock, which it would have sold at that price in any event, by the amount of the premium. In the event the market price of the stock declined and the option were not exercised, the premium would offset all or some portion of the decline. It is possible that the price of the stock could increase beyond the exercise price; in that event, the Small-Cap Series would forego the opportunity to sell the stock at that higher price.

In addition, call options may be used as part of a different strategy in connection with sales of portfolio securities. If, in the judgment of the Fund Management, the market price of a stock is overvalued and it should be sold, the Small-Cap Series may elect to write a call option with an exercise price substantially below the current market price. As long as the value of the underlying security remains above the exercise price during the term of the option, the option will, in all probability, be exercised, in which case the Small-Cap Series will be required to sell the stock at the exercise price. If the sum of the premium and the exercise price exceeds the market price of the stock at the time the call option is written, the Small-Cap Series would, in effect, have increased the selling price of the stock. The Small-Cap Series would not write a call option in these circumstances if the sum of the premium and the exercise price were less than the current market price of the stock.

Put Options on Stock. The Small-Cap Series may also write listed put options. If the Small-Cap Series writes a put option, it is obligated to purchase a given security at a specified price at any time during the term of the option.

Writing listed put options is a useful portfolio investment strategy when the Small-Cap Series has cash or other reserves available for investment as a result of sales of Small-Cap Series shares or, more importantly, because Fund Management believes a more defensive and less fully invested position is desirable in light of market conditions. If the Fund Management wishes to invest its cash or reserves in a particular security at a price lower than current market value, it may write a put option on that security at an exercise price which reflects the lower price it is willing to pay. The buyer of the put option generally will not exercise the option unless the market price of the underlying security declines to a price near or below the exercise price. If the Small-Cap Series writes a listed put, the price of the underlying stock declines and the option is exercised, the premium, net of transaction charges, will reduce the purchase price paid by the Small-Cap Series for the stock. The price of the stock may decline by an amount in excess of the premium, in which event the Small-Cap Series would have foregone an opportunity to purchase the stock at a lower price.

If, prior to the exercise of a put option, the Small-Cap Series determines that it no longer wishes to invest in the stock on which the put option had been written, the Series may be able to effect a closing purchase transaction on an exchange by purchasing a put option of the same series as the one which it has previously written. The cost of effecting a closing purchase transaction may be greater than the premium received on writing the put option and there is no guarantee that a closing purchase transaction can be effected.

Stock Index Options. Except as describe below, the Small-Cap Series will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Small-Cap Series writes a call option on a broadly-based stock market index, the Small-Cap Series will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, one or more "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

Segregated Accounts. If the Small-Cap Series has written an option on an industry or market segment index, it will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are securities of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Small-Cap Series has not written a stock call option and which has not been hedged by the Small-Cap Series by the sale of stock index futures. Such securities will include stocks which represent at least 50% of the weighing of the industry or market segment index and will represent at least 50% of the Small-Cap Series' holdings in that industry or market segment. No individual security will represent more than 25% of the amount so segregated, pledged or escrowed. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Small-Cap Series will so segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. In addition, when the Small-Cap Series writes a call on an index which is in-the-money at the time the call is written, the Small-Cap Series will segregate with its custodian or pledge to the broker as collateral cash, equity securities, non-investment grade debt, short term U.S. Government securities or other high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Small-Cap Series' obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. However, if the Small-Cap Series holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Small-Cap Series in cash, equity securities, non-investment grade debt, treasury bills or other high-grade short-term obligations in a segregated account with its custodian, it will not be subject to the requirements describe in this paragraph. In instances involving the purchase of stock index futures contracts by the Small-Cap Series, an amount of cash or permitted securities equal to the market value of the futures contracts will be deposited in a segregated account with the its custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures are unleveraged.

Under regulations of the Commodity Exchange Act, investment companies registered under the Act are exempt from the definition of "commodity pool operator," provided all of the Small-Cap Series' commodity futures or commodity options transactions constitute bona fide hedging transactions within the meaning of the CFTC's regulations. The Small-Cap Series will use stock index futures and options on futures as described herein in a manner consistent with this requirement.

Stock Index Futures. The Small-Cap Series will engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in the Small-Cap Series' portfolio or which it intends to purchase. The Small-Cap Series will engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Small-Cap Series. The Small-Cap Series may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the option or future contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of the Small-Cap Series' net assets.

RISK FACTORS -  SMALL-CAP SERIES

Risks of Transactions in Stock Options. Writing options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Small-Cap Series will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Small-Cap Series, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Risks of Options on Indices. The Small-Cap Series' purchase and sale of options on indices will be subject to risks described above under "Risk of Transactions in Stock Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Small-Cap Series will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Small-Cap Series of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index option also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Small-Cap Series would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Small-Cap Series. It is the Small-Cap Series' policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Small-Cap Series will not purchase or sell any index option contract unless and until, in Fund management's opinion, the market for such options has developed sufficiently that such risk in connection with such transactions in no greater than such risk in connection with options on stocks.

Special Risks of Writing Calls on Indices. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Small-Cap Series will write call options on indices only under the circumstances described above under "Limitations on the Purchases and Sales of Stock Options, Options on Stock Indices and Stock Index Futures."

Price movements in the Small-Cap Series' portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Series bears the risk that the price of the securities held may not increase as much as the index. In such event the Small-Cap Series would bear a loss on the call which is not completely offset by movements in the price of the Small-Cap Series' portfolio. It is also possible that the index may rise when the Small-Cap Series' portfolio of stocks does not rise. If this occurred, the Small-Cap Series would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Small-Cap Series in the opposite direction to the market would be likely to occur for only a short period or to a small degree.

Unless the Small-Cap Series has other liquid assets that are sufficient to satisfy the exercise of a call, the Small-Cap Series would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Small-Cap Series fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% of the Series' total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

When the Small-Cap Series has written a call, there is also a risk that the market may decline between the time the call is written and the time the Small-Cap Series is able to sell stocks in its portfolio. As with stock options, the Small-Cap Series will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Small-Cap Series would be able to deliver the underlying securities in settlement, the Series may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Small-Cap Series has written is "covered" by an index call held by the Small-Cap Series with the same strike price, the Small-Cap Series will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Small-Cap Series exercises the call it holds or the time the Small-Cap Series sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

Special Risks of Purchasing Puts and Calls on Indices. If the Small-Cap Series holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although the Small-Cap Series may be able to minimize this risk by withholding exercise instructions until just before the daily cut off time or by selling rather than exercising an option when the index level is close to the exercise price it may not be possible to eliminate this risk entirely because the cut off times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

                      2. Directors (Trustees) and Officers

The following directors are partners of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. They have been associated with Lord Abbett for over five years and are also officers and/or directors or trustees of some or all of he twelve other Lord Abbett-sponsored funds. They are "interested persons" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 53, Chairman and President
E. Wayne Nordberg, age 60, Vice President

The following outside directors are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Courtroom Television Network
600 Third Avenue
New York, New York

Chief Executive Officer of Courtroom Television Network. Formerly President and Chief Executive Officer of Time Warner Cable Programming, Inc. Prior to that, President and Chief Operating Officer of Home Box Office. Age 56.

Robert B. Calhoun
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners and President of The Clipper Group, both private equity investment funds. Age 55.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 67.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 72.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994 - 1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992 - 1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J.B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 65.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 69.

Thomas J. Neff
Spencer Stuart U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart U.S., an executive search consulting firm. Age 60.

The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third column sets forth information with respect to the equity-based benefits accrued for outside directors by the Lord Abbett-sponsored funds. The fourth column sets forth the total compensation payable by such funds to the outside directors. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.

                  Year Ended October 31, 1997 (Affiliated Fund)

                 Year Ended November 30, 1997 (Small-Cap Series)

               Year Ended October 31, 1997 (International Series)

               Year Ended December 31, 1997 (Bond-Debenture Fund)

   (1)                                      (2)                                 (3)                         (4)

                                                                                                      For Year Ended
                                                                                                      December 31, 1997
                                                                                Benefits Accrued by   Total Compensation
                                                                                each Fund, Series     Accrued by each Fund,
                                                                                and all other Lord    Series and all other
                                            Aggregate                           Abbett-sponsored      Lord Abbett-sponsored
Name of Director                Compensation Accrued by each Fund(1)            Funds(2)              Funds(3)
----------------          -------------------------------------------------------------------------   ---------------------
                          Affiliated   Small-Cap   International   Bond-
                          Fund         Series      Series          Debenture
                          ----------   ---------   -------------   ---------
E. Thayer Bigelow         $22,939      $223        $20             $7,869          $17,068                  $56,000
Stewart S. Dixon          $22,527      $229        $21             $7,726          $32,190                  $55,000
John C. Jansing           $22,527      $219        $20             $7,726          $45,085                  $55,000
C. Alan MacDonald         $23,418      $229        $20             $8,064          $30,703                  $54,000
Hansel B. Millican, Jr.   $22,719      $219        $20             $7,726          $37,747                  $55,000
Thomas J. Neff            $22,839      $223        $20             $7,869          $19,853                  $56,000
Robert B. Calhoun*

(1) Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by each Fund to its outside directors is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors. The amount of aggregate compensation payable by each Fund as of its 1997 fiscal year end deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were as follows:

                                Affiliated Fund    Small-Cap Series    International Series   Bond-Debenture Fund
                                ---------------    ----------------    --------------------   -------------------
E. Thayer Bigelow                    $72,452            $216                    $20                $21,180
Stewart S. Dixon                    $323,416              $0                     $0                $67,108
John C. Jansing                     $390,389            $212                    $20                $86,838
C. Alan MacDonald                   $234,210              $0                     $0                $39,508
Hansel B. Millican, Jr              $394,521            $212                    $20                $87,580
Thomas J. Neff                      $390,787            $216                    $20                $87,615
Robert B. Calhoun*

   If the amounts deemed invested in each Fund's shares were added to each director's actual holdings of each Fund's shares as of its 1997 fiscal year end each would own, the following:

                                Affiliated Fund    Small-Cap Series    International Series   Bond-Debenture Fund
                                ---------------    ----------------    --------------------   -------------------
E. Thayer Bigelow                     $2,870                  $0                      $0            $24,418
Stewart S. Dixon                     $20,366                  $0                      $0             $6,770
John C. Jansing                      $40,803                  $0                      $0             $8,058
C. Alan McDonald                     $54,192             $18,389                      $0            $67,794
Hansel B. Millican, Jr               $43,985              $1,467                      $0           $110,228
Thomas J. Neff                       $26,158                  $0                      $0             $7,917
Robert B. Calhoun*

(2) The amounts in Column 3 were accrued by the Lord Abbett-Sponsored Funds for the 12 months ended October 31, 1997 with respect to the equity based plans established for independent directors in 1996. This plan supercedes a previously approved retirement plan for all future directors. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election.

(3) This column shows aggregate compensation, including directors fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1997.

(4) Mr. Jansing chose to continue to receive benefits under the retirement plan, which provides that outside directors (trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

*     Elected a director, effective as of June 17, 1998.

Except where indicated, the following executive officers of each Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Carper, Hilstad, Hudson, Morris, Nordberg and Walsh are partners of Lord Abbett; the others are employees; Zane E. Brown, age 46 (International Series ); Robert P. Fetch, age 45 (with Lord Abbett since 1995 formerly Managing Director at Prudential Investment Advisors from 1983 to 1995) (Small-Cap Series); W. Thomas Hudson, age 55 (Affiliated Fund ); Robert G. Morris, age 53 (Small-Cap Series, International Series); and Christopher Towle, age 40 (Bond-Debenture
Fund), Executive Vice Presidents; Paul A. Hilstad, age 55, Vice President and Secretary (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Thomas J. Baade, age 33 (with Lord Abbett since 1998 - formerly Vice President of Smith Barney from 1990 to 1998) (Bond-Debenture Fund); Zane E. Brown, age 46 (Small-Cap Series, Bond-Debenture Fund); Daniel E. Carper, age 46; Robert Fetch, age 45; Michael S. Goldstein, age 30 (with Lord Abbett since 1997 - formerly Bond Trader at Credit Suisse BEA Associates from 1992 to 1997 (Bond-Debenture
Fund); Timothy Horan, age 43 (with Lord Abbett since 1996- formerly Senior Manager at Credit Suisse from 1994 to 1995) (International Series); Lawrence H. Kaplan, age 41 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997; prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.); Thomas F. Konop, age 56; Jerald Lanzotti, age 31 (International Series); Gregory M. Macosko, age 51 (with Lord Abbett since 1997
- formerly Analyst with Royce Associates from 1991 to 1997) (Small-Cap Series); Stephen I. McGruder, age55 (with Lord Abbett since 1995 - formerly Vice President of Wafra Securities from 1988 to 1995) (International Series); Robert Morris, age 53 (Affiliated Fund, Bond-Debenture Fund); E. Wayne Nordberg, age 60 (Affiliated Fund, International Series); A. Edward Oberhaus, age 38; Keith F. O'Connor, age 42; Fernando Saldanha, age 45 (with Lord Abbett since 1998 - formerly Economist and Senior Financial Officer of World Bank (IBRO) from 1988 to 1998) (International Series); Eli Salzman, age 34 (with Lord Abbett since 1997 - formerly Vice President of Mutual of America Capital Corp.; prior thereto Vice President of Mitchell Hutchins Asset Mgt. from 1986 to 1996) (Affiliated
Fund); Richard S. Szaro, age 55 (Bond-Debenture Fund); Christopher J. Towle, age 41 (International Series); John J. Walsh, age 62 - Vice Presidents; and Donna M. McManus, age 37, Treasurer (with Lord Abbett since 1996 - formerly a Senior Manager at Deloitte & Touche LLP.

The Funds' By-Laws provide that each Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Investment Company Act of 1940, as amended (the "Act"), or unless called by a majority of the Board of Directors (Trustees) or by shareholders holding at least one quarter of the stock of each Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the shareholders will elect directors (trustees) and vote on the approval of the independent auditors of each Fund, except for International Series.

As of March 1, 1998 our officers and directors as a group owned less than 1% of each Fund's outstanding shares.

                    3. Investment Advisory and Other Services

As described under "Our Management" in the Prospectus, Lord Abbett is the investment manager of the Funds. Eight of the general partners of Lord Abbett are officers and/or directors (trustees) of the Funds, as follows: Zane E. Brown, Daniel E. Carper, Robert S. Dow, Paul A. Hilstad, W. Thomas Hudson, Robert G. Morris, E. Wayne Nordberg and John J. Walsh. The other general partners who are neither officers nor directors of the Funds are Stephen Allen, Daria L. Foster, Michael B. McLaughlin and Robert J. Noelke. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described in the Prospectus under "Our Management." Under its Management Agreement, Affiliated Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .5 of 1% of the portion of its net assets not in excess of $200,000,000;
 .4 of 1% of the portion in excess of $200,000,000, but not in excess of $500,000,000; .375 of 1% of the portion in excess of $500,000,000, but not in excess of $700,000,000; .35 of 1% of the portion in excess of $700,000,000, but not in excess of $900,000,000; and .3 of 1% of the portion in excess of $900,000,000.

For the fiscal years ended October 31, 1997, 1996 and 1995, the management fees paid to Lord Abbett by the Affiliated Fund amounted to $22,192,209, $17,683,694 and $14,431,000, respectively.

Under its Management Agreement, Small-Cap Series is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% of the Small-Cap Series' average daily net assets. For the year end November 30, 1997 and the period December 13, 1995 (commencement of operations) to November 30, 1996, the management fees paid to Lord Abbett by the Small-Cap Series amounted to $1,075,019 and $0 , respectively. Under its Management Agreement, International Series is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1%. For the period December 13, 1996 (commencement of operations) to October 31, 1997, the management fees paid to Lord Abbett by the International Series amounted to $ 127,715.

Under its Management Agreement, Bond-Debenture Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1% of the Fund's first $500 million of average daily net assets and .45% of such assets over $500 million. This fee is allocated among all classes based on each's proportionate shares of such average daily net assets. For the fiscal years ended December 31, 1997, 1996 and 1995, the management fees paid to Lord Abbett by Bond-Debenture Fund amounted to $11,621,344, $7,802,104, and $5,342,563, respectively.

Each Fund's fee is allocated among all of its classes based on each's proportionate share of such daily net assets.

In addition we are obligated to pay all expenses not expressly assumed by Lord Abbett, including, without limitation, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

For the period December 13, 1995 (commencement of operations) to November 30, 1996, Lord Abbett waived $24,461 in management fees with respect to the Small-Cap Series. For the same time period, Lord Abbett did not receive management fees with respect to the Small-Cap Series. For the fiscal year ended November 30, 1997, Lord Abbett received $1,075,019 in management fees with respect to Small-Cap Series.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 are the independent accountants for each Fund and must be approved at least annually by each Fund's Board of Directors (Trustees) to continue in such capacity. They perform audit services for each Fund including the examination of financial statements included in each's annual report to shareholders.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York 10268, is each Fund's custodian. In accordance with the requirements of Rule 17f-5, each Fund's directors (trustees) have approved arrangements permitting each Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

The Sub-Custodians of BNY are:

Euro-Clear (a transnational securities depository); Australia: ANZ Banking Group; Austria: Creditanstalt-Bankverein; Canada: Canadian Imperial Bank of Commerce; Chile: Citibank, N.A.; Czech Republic: Ceskoslovenska Obchodni Banka;
Denmark: Den Danske Bank; Finland: Union Bank of Finland; Germany: J.P. Morgan GmbH; Greece: National Bank of Greece S.A.; Hong Kong, Indonesia, Philippines, Taiwan and Thailand: Hong Kong & Shanghai Banking Corp.; Hungary: Citibank Budapest Rt; India: Hong Kong and Shanghai Banking Corporation; Ireland: Allied Irish Banks, PLC; Israel: Bank Leumi LE-Israel B.M.; Japan: The Fuji Bank, Ltd.;
Jordan: Citibank, N.A.; Korea: Bank of Seoul; Luxembourg: Banque Internationale A Luxembourg, S.A.; Mexico: Citibank, N.A.; Morocco: Banque Commerciale du Maroc; Netherlands: Bank van Haften Labouchere; New Zealand: Anz Banking Group Ltd.; Norway: Den Norske Bank; Pakistan: Citibank, N.A.; Peru: Citibank, N.A.;
Poland: Bank Handlowy w Warszawie S.A.; Portugal: Banco Espirito Santo E Comercial de Lisboa; Malaysia, Singapore: Development Bank of Singapore; South
Africa: The First National Bank of Southern Africa; Sri Lanka: Hong Kong and Shanghai Banking Corporation; Sweden: Skandinaviska Enskilda Banken;
Switzerland: Bank Leu; Turkey: Citibank, N.A.; Venezuela: Citibank, N.A.

                            4. Portfolio Transactions

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, we generally pay, as described below, a higher commission than some brokers might charge on the same transactions. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage.

Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received form brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

For the fiscal years ended October 31, 1997, 1996 and 1995, Affiliated Fund paid total commissions to independent dealers of $7,681,037, $5,897,259 and $6,542,354, respectively.

For the period December 13, 1995 (commencement of operations) to November 30, 1996 and the year ended November 30, 1997, the Small-Cap Series paid total commissions to independent broker-dealers of $45,266 and 1,812,425, respectively.

For the period December 13, 1996 (commencement of operations) through October 31, 1997, the International Series paid total commissions to independent broker-dealers of $108,270.

During the fiscal years ending December 31, 1997, 1996 and 1995, the Bond-Debenture Fund paid total commissions to independent broker-dealers of $14,773,720, $8,760,174 and $6,717,922, respectively.

               5. Purchases, Redemptions and Shareholder Services

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors (Trustees).

The net asset value per share for the Class Y shares will be determined by taking Class Y shares net assets and dividing by shares outstanding. Our Class Y shares will be offered at net asset value.

Each Fund has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor") and subsidiary of Lord Abbett under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

Class Y Share Exchanges. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your Y shares for Y shares of any Lord Abbett-sponsored funds currently offering Class Y shares to the public. Currently those funds are Affiliated Fund, Small-Cap Series, International Series, Bond-Debenture Fund, and Developing Growth Fund.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See each Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in each Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors (Trustees) may authorize redemption of all of the shares in any account in which there are fewer than 25 shares (Affiliated Fund, Bond-Debenture Fund and Small-Cap Series) and 60 shares (International Series). Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 month's prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

                               6. Past Performance

Each Fund computes the annual compounded rate of total return for Class Y shares during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of no sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in each Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the annual total return computation.

In calculating total returns for Class Y shares no sales charge is deducted from the initial investment and the return is shown at net asset value. Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Class Y share performance. Using the computation method described above, Affiliated Fund's total return for Class Y shares for the one-month period ending April 30, 1998 was .19%. For the five-month period ending May 31, 1998, the total return for the Small-Cap Series was 6.49%. For the four-month period ending April 30, 1998, the total return for the International Series was 29.43% (not annualized).

Our yield quotation for Class Y shares is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the net asset value per share of such class on the last day of the period. This is determined by finding the following quotient: take the dividends and interest earned during the period for the class minus its expenses accrued for the period and divide by the product of (i) the average daily number of Class shares outstanding during the period that were entitled to receive dividends and (ii) the net asset value per share of such class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yields for Class Y shares do not reflect the deduction of any sales charge.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Series' investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                    7. Taxes

The value of any shares redeemed by each Fund or repurchased or otherwise sold may be more or less than your tax basis in the shares at the time the redemption, repurchase or sale is made. Any gain or loss will generally be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of a Fund's shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

Each Fund will be subject to a four-percent nondeductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar-year distribution requirement. Each Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

The writing of call options and other investment techniques and practices which each Fund may utilize, as described above under "Investment Objectives and Policies," may create "straddles" for United States federal income tax purposes and may affect the character and timing of the recognition of gains and losses by a Fund. Such transactions may increase the amount of short-term capital gain realized by each Fund, which is taxed as ordinary income when distributed to shareholders. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict each Fund's ability to engage in transactions in options.

Certain futures contracts and certain listed options held by a Fund will be required to be "marked to market" for federal income tax purpose, i.e., treated as having been sold at their fair market value on the last day of the Fund's taxable year (referred to as Section 1256 Contracts). Sixty percent of any gain or loss recognized on actual or deemed sales of such Section 1256 Contracts will be treated as long-term capital gain or loss, and 40% of such gain or loss will be treated as short-term capital gain or loss. Each Fund may be required to defer the recognition of losses on securities and options and futures contracts to the extent of any recognized gain on offsetting positions held by the Fund.

As described in the Prospectus under "How We Invest - Risk Factors," each Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is expected that shareholders of each Fund who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by each Fund.

Gains and losses realized by each Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If either Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies," it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders in respect to deferred taxes arising from such distributions or gains.

If a Fund were to invest in a passive foreign investment company with respect to which a Fund elected to make a "qualified electing fund" election, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to a Fund.

Dividends paid by a Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax advisor regarding U.S. and foreign tax consequences of the ownership of shares of a Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes to non-United States gift and estate taxes to non-United States persons who own Fund shares.

                         8. Information About the Funds

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of such Advisory Group.

                             9. Financial Statements

The financial statements for the fiscal year ended November 30, 1997 and the opinion thereon of Deloitte & Touche LLP, independent public auditors, included in the 1997 Annual Report to Shareholders of the Lord Abbett Research Fund, Inc. (which includes Small-Cap Series), are incorporated herein by reference in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

The financial statements for the fiscal year ended October 31, 1997 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1997 Annual Report to Shareholders of Lord Abbett Affiliated Fund, Inc. are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

The financial statements for the fiscal year ended December 31, 1997 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1997 Annual Report to Shareholders of Lord Abbett Bond-Debenture Fund, Inc. are incorporated herein by reference to such financial statements and report, in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

The financial statements for the period from December 13, 1996 (commencement of operations) to October 31, 1997 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1997
Annual Report to Shareholders of Lord Abbett Securities Trust (which includes International Series) are incorporated herein by reference to such financial statements.

                                  10. Appendix

                             Corporate Bond Ratings

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation's Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC-C - Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'CCC' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PART C            OTHER INFORMATION

Item 24.          Financial Statements and Exhibits
                  (a) Financial Highlights for the period December 30, 1997 to April 30, 1998.

                  (b) Exhibits - 27 - Financial Data Schedule 99.B11 Consent of Deloitte & Touche LLP*

                         * Filed Herewith

                         Exhibit items not listed above have either already been
filed or are not applicable.


Item 25.          Persons Controlled by or Under Common Control with Registrant

                  None.


Item 26.          Number of Record Holders of Securities
                  (as of June 22, 1998)

                  Growth & Income Series Class A - 2,657
                                         Class B -   247
                                         Class C - 3,804

                  International Series
                                    Class A -   4,219
                                    Class B -   1,380
                                    Class C -   1,064
                                    Class Y -       6

                  World Bond-Debenture Series Class A - 115
                                              Class B -  16
                                              Class C -  26

                  Alpha Series Class A  -   1,896
                               Class B  -   1,751
                               Class C  -     616

Item 27.          Indemnification

                  The Registrant is a Delaware Business Trust established under Chapter 38 of Title 12 of the Delaware Code. The Registrant's Declaration and Instrument of Trust at Section 4.3 relating to indemnification of Trustees, officers, etc. states the following.

                  The Trust shall indemnify each of its Trustees, officers, employees and agents (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting as Trustee or as an officer, employee or agent of the Trust or the Trustees, as the case may be, or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or any Series thereof. Notwithstanding anything herein to the contrary, if any matter which is the subject of indemnification hereunder relates only to one Series (or to more than one but not all of the Series of the Trust), then the indemnity shall be paid only out of the assets of the affected Series. No individual shall be indemnified hereunder against any liability to the Trust or any Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition, no such indemnity shall be provided with respect to any matter disposed of by settlement or a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent decree or otherwise, either for said payment or for any other expenses unless there has been a determination that such compromise is in the best interests of the Trust or, if appropriate, of any affected Series thereof and that such Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or, if appropriate, of any affected Series thereof, and did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. All determinations that the applicable standards of conduct have been met for indemnification hereunder shall be made by (a) a majority vote of a quorum consisting of disinterested Trustees who are not parties to the proceeding relating to indemnification, or (b) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, by independent legal counsel in a written opinion, or
                  (c) a vote of Shareholders (excluding Shares owned of record or beneficially by such individual). In addition, unless a matter is disposed of with a court determination (i) on the merits that such Trustee, officer, employee or agent was not liable or (ii) that such Person was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, no indemnification shall be provided hereunder unless there has been a determination by independent legal counsel in a written opinion that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                  The Trustees may make advance payments out of the assets of the Trust or, if appropriate, of the affected Series in connection with the expense of defending any action with respect to which indemnification might be sought under this
                  Section 4.3. The indemnified Trustee, officer, employee or agent shall give a written undertaking to reimburse the Trust or the Series in the event it is subsequently determined that he or she is not entitled to such indemnification and (a) the indemnified Trustee, officer, employee or agent shall provide security for his or her undertaking, (b) the Trust shall be insured against losses arising by reason of lawful advances, or (c) a majority of a quorum of disinterested Trustees or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he or she may be lawfully entitled and shall inure to the benefit of his or her heirs, executors, administrators or other legal representatives.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.          Business and Other Connections of Investment Adviser

                  Lord, Abbett & Co. acts as investment manager and/or principal underwriter for twelve other Lord Abbett open-end investment companies (of which it is principal underwriter for thirteen), and as investment adviser to approximately 6,220 private accounts as of December 31, 1997. Other than acting as Trustees (directors) and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or trustee of any entity except as follows:

                  John J. Walsh
                  Trustee
                  Brooklyn Hospital
                  Parkside Avenue
                  Brooklyn, N.Y.

Item 29.          Principal Underwriter

                  (a)      Lord Abbett Affiliated Fund, Inc.
                           Lord Abbett Bond-Debenture Fund, Inc.
                           Lord Abbett Mid-Cap Value Fund, Inc.
                           Lord Abbett Developing Growth Fund, Inc.
                           Lord Abbett Tax-Free Income Fund, Inc.
                           Lord Abbett Government Securities Money Market
                            Fund, Inc.
                           Lord Abbett Tax-Free Income Trust
                           Lord Abbett Global Fund, Inc.
                           Lord Abbett Equity Fund
                           Lord Abbett Series Fund, Inc.
                           Lord Abbett Research Fund, Inc.
                           Lord Abbett Investment Trust

                  Investment Adviser
                           American Skandia Trust (Lord Abbett Growth and
                             Income Portfolio)

                  (b) The partners of Lord, Abbett & Co. are:

                      Name and Principal                 Positions and Offices
                      Business Address (1)               with Registrant

                      Robert S. Dow                      Chairman and President
                      Paul A. Hilstad                    Vice President &
                                                           Secretary
                      Zane E. Brown Vice President
                      Daniel E. Carper                   Vice President
                      Robert G. Morris                   Vice President
                      E. Wayne Nordberg                  Vice President
                      John J. Walsh                      Vice President

The other general partners of Lord, Abbett & Co. who are neither officers nor directors of the Registrant are Stephen Allen, Daria L. Foster, W. Thomas Hudson, Michael McLaughlin and Robert J. Noelke.

(1) Each of the above has a principal business address at 767 Fifth Avenue, New York, NY 10153

                  (c)      Not applicable

Item 30.          Location of Accounts and Records

Registrant maintains the records,  required by Rules 31a - 1(a) and (b), and 31a
- 2(a) at its main office.

Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

Certain records such as correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 31.          Management Services

                  None.

Item 32.          Undertakings

                  The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                  The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c).

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement and/or any amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of June, 1998.

                                                  LORD ABBETT SECURITIES TRUST



                                                  By        /s/ Robert S. Dow
                                                                Robert S. Dow
                                                          Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                                   Chairman, President
                                   and Director
/s/ Robert S. Dow                                                     6/30/98
Robert S. Dow                       (Title)                           (Date)

                                   Vice President and
                                   Chief Financial Officer
/s/ Keith F. O'Connor                                                 6/30/98
Keith F. O'Connor                  (Title)                            (Date)


                                   Director
/s/ Stewart S. Dixon                                                  6/30/98
Stewart S. Dixon                   (Title)                            (Date)


                                   Director
/s/ E. Wayne Nordberg                                                 6/30/98
E. Wayne Nordberg                  (Title)                             (Date)


                                   Director
/s/ John C. Jansing                                                   6/30/98
John C. Jansing                    (Title)                             (Date)


                                  Director
/s/ C. Alan MacDonald                                                 6/30/98
C. Alan MacDonald                 (Title)                              (Date)


                                  Director
/s/ Hansel B. Millican, Jr.                                           6/30/98
Hansel B. Millican, Jr.           (Title)                              (Date)


                                  Director
/s/ Thomas J. Neff                                                    6/30/98
Thomas J. Neff                   (Title)                               (Date)


                                  Director
/s/ E. Thayer Bigelow                                                 6/30/98
E. Thayer Bigelow                 (Title)                             (Date)